UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2021

EXLSERVICE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33089	82-0572194
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

320 Park Avenue, 29th Floor, New York, New York	10022
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (212) 277-7100

NOT APPLICABLE

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EXLS	NASDAQ

Item 8.01 Other Events.

On December 16, 2021, ExlService.com, LLC (the “Purchaser”), a wholly owned subsidiary of ExlService Holdings, Inc. (the “Company”), entered into an equity securities purchase agreement (the “Purchase Agreement”) with Clairvoyant AI INC. (“Clairvoyant”), the owners of the equity securities of Clairvoyant (the “Sellers”), and a representative of the Sellers, pursuant to which the Purchaser purchased all of the issued and outstanding equity securities of Clairvoyant from the Sellers, subject to certain closing deliverables, in exchange for $80.1 million in cash, subject to certain adjustments for indebtedness, cash and working capital, and potential earn-out consideration of up to $20 million based upon the achievement of certain financial targets in 2022 and 2023. The Company funded the purchase with available cash on hand and borrowing from its credit facility. As represented by Clairvoyant, its unaudited revenues for the last twelve months ended September 30, 2021 were $37.9 million.

Pursuant to the Purchase Agreement, the parties also entered into certain ancillary agreements at the closing of the transaction, including an escrow agreement for indemnification obligations of the Sellers, employments agreements with employees of Clairvoyant and restricted covenants agreements and non-solicitation agreements with Sellers.

A copy of the press release issued by the Company concerning the foregoing is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated December 20, 2021.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXLSERVICE HOLDINGS, INC. (Registrant)

December 20, 2021	By:	/s/ Ajay Ayyappan
	Name:	Ajay Ayyappan
	Title:	General Counsel and Corporate Secretary